UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27th, 2006

MAGMA DESIGN AUTOMATION, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

000-33213	77-0454924
(Commission File Number)	(I.R.S. Employer Identification Number)

5460 Bayfront Plaza, Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

(408) 565-7500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 27, 2006, Magma Design Automation, Inc. (“Magma”) issued a press release reporting its financial results for the fourth quarter and fiscal year ended April 2, 2006. The press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On April 27, 2006, Gregory C. Walker resigned as the Company’s Senior Vice President-Finance and Chief Financial Officer. Mr. Walker served as the Company’s principal financial officer and principal accounting officer.

(c) On April 27, 2006, the Company announced that Pete Teshima has been appointed Senior Vice President-Finance and Chief Financial Officer, effective immediately. Mr. Teshima will serve as the Company’s principal financial officer and principal accounting officer. Further information on this is described in the press release, which is furnished as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press Release issued April 27, 2006, regarding results of fiscal quarter and year ended April 2, 2006.

99.2	Press Release issued April 27, 2006, regarding appointment of chief financial officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGMA DESIGN AUTOMATION, INC.
Dated: April 27, 2006
	By:	/S/ PETER S. TESHIMA

Peter S. Teshima
Senior Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued April 27, 2006, regarding results of fiscal quarter and year ended April 2, 2006.

99.2	Press Release issued April 27, 2006, regarding appointment of chief financial officer.